UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 17, 2010

ABTECH HOLDINGS, INC.
(Exact Name of Registrant as Specified in its Charter)

Nevada	000-52762	14-1994102
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1223 Burrowhill Lane, Mississauga, Ontario, Canada, L5H 4M7
(Address of Principal Executive Office) (Zip Code)

Registrant’s telephone number, including area code:  (905) 274-5231

Former Name or Former Address, if Changed Since Last Report: N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 - Registrant’s Business and Operations

Item 1.01.	Entry Into a Material Definitive Agreement.

On September 17, 2010, Abtech Holdings, Inc., a Nevada corporation (the “Company”), entered into Amendment No. 1 to Agreement and Plan of Merger (the “Amendment”) to amend the Agreement and Plan of Merger (the “Merger Agreement”), dated July 17, 2010, by and among the Company, Abtech Merger Sub, Inc., a Nevada corporation and wholly-owned subsidiary of the Company (“Merger Sub”), and AbTech Industries, Inc., a Delaware corporation (“AbTech”).

Pursuant to the Merger Agreement, the Company agreed that each issued and outstanding share of AbTech’s common stock, immediately prior to the effective time of the merger transaction, including any shares issued upon the conversion of AbTech’s preferred stock, but excluding (i) shares held by AbTech, and (ii) shares held by the Company and Merger Sub, if any, and (iii) dissenting shares, if any, will be converted automatically into 5.259 shares of common stock of the Company.  Pursuant to the Amendment, the Company has agreed that the conversion ratio will be 5.3 instead of 5.259.

Additionally, pursuant to the Merger Agreement, the Company agreed that immediately prior to the closing of the merger transaction, the authorized capital stock of Merger Sub will consist of 1,000 shares of Merger Sub common stock, $0.001 par value, of which no more than 100 shares of Merger Sub common stock will be issued and outstanding.  Pursuant to the Amendment, the Company has agreed that the authorized capital stock of Merger Sub will instead consist of 12,000,000 shares of Merger Sub common stock, $0.001 par value, of which no more than 6,724,558 shares of Merger Sub common stock will be issued and outstanding.

 The above description of the terms and conditions of the Amendment and the transactions contemplated thereunder that are material to the Company does not purport to be complete and is qualified in its entirety by reference to the full text of the Amendment, a copy of which is attached hereto as Exhibit 2.1 and is incorporated by reference into this Item 1.01.

Section 9 - Financial Statements and Exhibits

Item 9.01.	Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired.

Not applicable.

(b)	Pro Forma Financial Information.

Not applicable.

(c)	Shell Company Transactions.

Not applicable.

(d)	Exhibits.

Exhibit Number	Description

2.1	Amendment No. 1 to Agreement and Plan of Merger, dated September 17, 2010, by and among Abtech Holdings, Inc., Abtech Merger Sub, Inc., and AbTech Industries, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 22, 2010	ABTECH HOLDINGS, INC.

	By:	/s/ Mandi Luis
Mandi Luis
President